Supplement to the John Hancock Tax-Free Income Funds Prospectus
                              dated January 1, 2005




John Hancock California Tax-Free Income Fund
John Hancock High Yield Municipal Bond Fund
John Hancock Massachusetts Tax-Free Income Fund
John Hancock New York Tax-Free Income Fund
John Hancock Tax-Free Bond Fund


The "Portfolio Managers" section for each fund has been deleted and replaced with the following:

  Dianne Sales, CFA
   Joined fund team in 1995

  Barry Evans, CFA
   Rejoined fund team in 2005




On page 25, the Management Biography for James T. Colby, III has been deleted and replaced with the following:


Barry H. Evans, CFA
Senior vice president
Joined John Hancock Advisers in 1986
Began business career in 1986




January 12, 2005